Exhibit 23.2




               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




Board of Directors
Atlantic Coast Airlines, Inc.


We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statement on Form S-8 (No. 333-15795 and 33-67492) of our report,  dated January
24, 1997, except for Note 18, the date of which is May 29, 1997, relating to the consolidated financial statements and schedule of Atlantic Coast Airlines, Inc.
appearing  in the  Company's  Annual  Report  on Form  10-K for the  year  ended
December 31, 1997.




                                                                             /S/
                                                                 ----------------------------
                                                                 BDO Seidman, LLP


Washington, D.C.
March 23, 1998